NASDAQ: HOMB www.homebancshares.com FDIC-Assisted Acquisition November 2, 2012 Heritage Bank of Florida Exhibit 99.2

Forward Looking Statements
This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-
looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company’s 10-K as filed with the
Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect;
changes in management’s estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.

Transaction Overview
•
Purchase and assumed certain assets and liabilities from the
FDIC of Heritage Bank of Florida
–
All non-performing loans and OREO are excluded from the
transaction
•
Acquired approximately $194 million in assets plus a cash
settlement to balance the transaction & assumed
approximately $223 million in deposits
•
Acquired branches will operate as Centennial Bank, a
wholly-owned subsidiary of Home BancShares, Inc.
•
Branches will be open under regular business hours on
Monday, November 5
th

Strategic Opportunity
•
Additive to current Florida footprint
–
Complements 2010 Central Florida transaction
•
Old Southern
•
Financially compelling transaction – immediately accretive to:
–
Net income
–
Earnings per share
–
Book value
–
Tangible book value
•
Leverages a portion of our excess capital

Pro-Forma Capital Ratios Ratio As of September 30 Post Heritage Acquisition Pro-Forma Tangible Book Value $15.01 $15.15 TCE 11.1% 10.6% Leverage 11.3% 10.8% Tier 1 15.6% 15.0% Total RBC 16.9% 16.3% 5

Overview of Heritage Bank
•
3 full-service locations in Central Florida
–
Lutz (Hillsborough County)
–
Wesley Chapel (Pasco County)
–
Tampa (Hillsborough County)
Core Deposits ($mm)
Source:  Core deposits defined as total deposits less time deposits greater than $100K
Note: MRQ as of 9/30/12 ; Shown as Heritage Bank of Florida (’02YE-MRQ)
Map note: Total branch count includes  Premier Bank. It was previously announced and is expected to close in November.
Existing Branches
Pro Forma Central FL Branch Network

Heritage Bank Branches
$0
$25
$50
$75
$100
$125
$150
$175
$200
$40
$59
$70
$85
$106
$110
$124
$166
$176
$168
$172
'02YE '03YE'04YE '05YE'06YE'07YE '08YE'09YE'10YE '11YE MRQ

Deposit Composition
HOMB
HOMB – Pro Forma
(Dollars in Millions)
18%
59%
14%
9%
15%
57%
9%
Transaction Accounts
Money Market & Savings
Jumbo Time Deposits
Retail Time Deposits
19%

Heritage Bank
23%
26%
12%
39%
HOMB
09/30/12
Heritage
09/30/12
HOMB
Pro Forma
Transaction Accounts $ $ $
Money Market & Savings 1,846 87 1,933
Retail Time Deposits 433 58 491
Jumbo Time Deposits 574 52 626
$ $ $
279
3,132
26
223
305
3,355

Loan Composition
Loan Type
HOMB
(9/30/12)
Heritage
(9/30/12)
HOMB
Pro-forma
Total
% of
Pro-forma
Total Loans
Commercial RE
(Non-farm/non-residential & agri.)
$    1,094        $    1,159       44%
Construction/Land
Development
354 7 361 14%
Residential Real Estate
719 51 770 29%
Commercial & Industrial
(1)
253 31 284 11%
Consumer
36 4 40 1%
Other
28 - 28 1%
Total
$    2,484    $    2,642       100%
(1) Includes Agricultural
(Dollars in Millions)

$        65
$      158

Historical Acquisitions
Year Acquired Bank Location
Assets
($mm)
2003 Community Bank Cabot, AR $326
2005 Twin City Bank North Little Rock, AR $633
2005 Marine Bank Marathon, FL $258
2005 Bank of Mountain View Mountain View, AR $203
2008 Centennial Bank Little Rock, AR $234
2010 Old Southern Bank Orlando, FL $335
2010 Key West Bank Key West, FL $97
2010 Coastal Community Bank Panama City, FL $362
2010 Bayside Savings Bank Port Saint Joe, FL $63
2010 Wakulla Bank Crawfordville, FL $353
2010 Gulf State Community Bank Carrabelle, FL $112
2012 Vision Bank Panama City, FL $520

FLORIDA
Port Charlotte
Punta Gorda
Marco Island
Key Largo
Islamorada
Marathon (2)
Big Pine
Key West (3)
Summerland
55 Branches
(As of November 2012)
Orlando (2)
Winter Park
Longwood
Clermont
Eastpoint
Apalachicola
Carrabelle
Port St. Joe
Lynn Haven
Panama City (2)
St. George Island
Panama City Beach (4)
Mexico Beach
Southport
Blountstown
Bristol
Tallahassee (5+5)
Panacea
Crawfordville (2)
Navarre
Wewahitchka
DestinSanta Rosa Beach
Quincy
Lutz
Wesley Chapel
Tampa
Lake Mary
Florida Footprint
Existing Branch Locations
Premier Bank Locations

Heritage Bank Locations
Note: Premier Bank was previously announced and is expected to close in November.

Contact Information
Corporate Headquarters
Home BancShares, Inc.
719 Harkrider St., Suite 100
P.O. Box 966
Conway, AR 72033
Financial Information
Brian Davis
Investor Relations Officer
(501) 328-4770
Website
www.homebancshares.com

NASDAQ: HOMB www.homebancshares.com FDIC-Assisted Acquisition November 2, 2012 Heritage Bank of Florida